[LOGO OF LINCOLN FINANCIAL GROUP]






                                                                Lincoln National
                                                         Money Market Fund, Inc.
                                                              Semi-Annual Report
                                                                   June 30, 1999

Lincoln National Money Market Fund, Inc.


Index
         Commentary
         Statement of Net Assets
         Statement of Operations
         Statements of Changes in Net Assets
         Financial Highlights
         Notes to Financial Statements

Lincoln National Money Market Fund, Inc.

Managed by:         [LOGO OF LINCOLN FINANCIAL GROUP]

The Fund had a return of 2.2% for the first six months of 1999 while its benchmark, the Salomon Brothers 90 day T-Bill Index, returned 2.2% for the same period.

Even with a strong U.S. economy, the Federal Reserve was able to hold the Fed Funds target at 4.75% for most of the first six months of the year as wage and price inflation remained at low levels. While domestic demand was very strong, a combination of fast rising productivity, a flood of goods from abroad, and more intensive use of labor prevented the economy from overheating. The employment cost index rose 0.4% in the first quarter, the smallest increase since the government began tracking the figure in 1982.

On May 18, the Federal Open Market Committee announced a bias toward higher borrowing costs after becoming concerned about the potential for a buildup of inflationary imbalances that could undermine the favorable performance of the economy. This change in posture was announced just days after the government reported consumer prices rose in April by the largest amount in nine years. As the market expected, the Federal Reserve policy makers raised the Fed Funds target a quarter point to 5.0% on June 30.

Jil Schoeff Lindholm







Results represent past performance and should not be considered representative of future results.

Source of comparison data: Federal Reserve statistical release


                              Money Market Fund  1

Lincoln National
Money Market Fund, Inc.

Statement of Net Assets - Unaudited
June 30, 1999

Investments:

                                              Par               Market
Money Market Instruments:                     Amount            Value
--------------------------------------------------------------------------
Automobile & Auto Parts:  12.8%
--------------------------------------------------------------------------
DaimlerChysler North America
4.88%, 7/9/99                               $4,000,000      $  3,995,751
4.89%, 7/26/99                               4,000,000         3,986,611
General Motors Acceptance Corporation
5.00%, 9/29/99                               5,600,000         5,531,120
Volkswagen of America
4.90%, 8/9/99                                8,000,000         7,958,292
--------------------------------------------------------------------------
                                                              21,471,774

Banking, Finance & Insurance:  66.8%
--------------------------------------------------------------------------
Abbey National
4.95%, 11/9/99                               7,000,000         7,000,000
American Express Centurion
4.91%, 5/8/00                                7,500,000         7,500,000
American Honda Finance
4.92%, 7/7/99                                1,000,000           999,183
5.00%, 7/27/99                               1,100,000         1,100,000
5.08%, 10/27/99                              6,000,000         6,000,000
Bank of Scotland
5.65%, 8/18/99                               4,000,000         4,000,000
4.95%, 12/31/99                              1,000,000         1,000,000
Citicorp
9.75%, 8/1/99                                3,500,000         3,513,572
Equitable Life
5.05%, 3/20/00                               7,000,000         7,000,000
First National Bank of Chicago
4.92%, 12/30/99                              7,500,000         7,500,000
GTE Funding
5.15%, 7/19/99                               1,000,000           997,435
Key Bank NA
5.00%, 9/23/99                               5,000,000         4,999,716
Marsh USA
5.14%, 7/23/99                               8,000,000         8,000,000
Moat Funding
4.98%, 7/6/99                                4,000,000         3,997,244
4.99%, 7/14/99                               2,156,000         2,152,138
5.22%, 7/27/99                               2,000,000         1,992,489
Morgan (JP)
4.96%, 12/10/99                              6,000,000         5,869,860
PNC Bank
4.82%, 8/3/99                                5,000,000         4,999,699
Prudential Funding
4.86%, 7/12/99                               4,500,000         4,493,400
Salomon Smith Barney
4.86%, 7/6/99                                4,000,000         3,997,322
Suntrust Bank
5.16%, 7/12/99                               7,000,000         6,988,985
UBS Finance
4.94%, 10/12/99                              7,000,000         6,904,268
Wells Fargo
4.87%, 7/14/99                               6,000,000         5,989,578
Wilmington Trust
5.07%, 11/24/99                              5,000,000         5,000,000
--------------------------------------------------------------------------
                                                             111,994,889

Building & Materials:  2.4%
--------------------------------------------------------------------------
Flour Corporation
5.02%, 7/8/99                                4,000,000         4,000,000
Energy:  7.2%
Consolidated Natural Gas
5.07%, 7/15/99                               4,000,000         3,992,144
Halliburton
5.04%, 7/19/99                               2,600,000         2,593,475
4.90%, 7/28/99                               1,500,000         1,494,521
5.04%, 7/28/99                               4,000,000         3,984,970
--------------------------------------------------------------------------
                                                              12,065,110

                                              Par              Market
                                              Amount           Value
--------------------------------------------------------------------------
Industrial Machinery: 4.8%
--------------------------------------------------------------------------
Caterpillar
5.85%, 7/1/99                               $8,000,000      $  8,000,000
--------------------------------------------------------------------------

Leisure, Lodging & Entertainment:  5.0%
--------------------------------------------------------------------------
Disney
5.01%, 9/20/99                               4,000,000         3,956,170
4.93%, 11/4/99                               4,500,000         4,424,400
--------------------------------------------------------------------------
                                                               8,380,570

Total Money Market Instruments:  99.0%
(Cost $165,912,343)                                          165,912,343
--------------------------------------------------------------------------
Other Assets over Liabilities:  1.0%                           1,615,513
--------------------------------------------------------------------------

Net Assets:  100%
(Equivalent to $10.000 per share
based on 16,752,786 shares issued
and outstanding)                                            $167,527,856
--------------------------------------------------------------------------

Components of Net Assets at June 30, 1999:
--------------------------------------------------------------------------
Common Stock, $.01 par value 50,000,000
 authorized shares                                               167,528
Paid in capital in excess of par value
 of shares issued                                            167,360,328
--------------------------------------------------------------------------

Total Net Assets                                            $167,527,856
--------------------------------------------------------------------------

See accompanying notes to financial statements.

                              Money Market Fund  2

Lincoln National Money Market Fund, Inc.

Statement of Operations - Unaudited

Six months ended June 30, 1999



Investment income:
 Interest                                                   $3,958,519
------------------------------------------------------------------------
  Total investment income                                    3,958,519
------------------------------------------------------------------------

Expenses:
 Management fees                                               379,369
------------------------------------------------------------------------
 Accounting fees                                                32,000
------------------------------------------------------------------------
 Printing and postage                                           18,900
------------------------------------------------------------------------
 Custody fees                                                    7,153
------------------------------------------------------------------------
 Directors fees                                                  2,100
------------------------------------------------------------------------
 Other                                                           3,757
------------------------------------------------------------------------
                                                               443,279
------------------------------------------------------------------------
Less expenses paid indirectly                                   (3,422)
------------------------------------------------------------------------
  Total expenses                                               439,857
------------------------------------------------------------------------
Net investment income                                        3,518,662
------------------------------------------------------------------------

 Net realized gain on investment transactions:
 Net realized gain on:
    Investment transactions                                        806
------------------------------------------------------------------------
 Net realized gain on investment transactions                      806
------------------------------------------------------------------------
Net increase in net assets
resulting from operations                                   $3,519,468
------------------------------------------------------------------------


Statements of Changes in Net Assets

                                             Six months
                                             ended            Year ended
                                             6/30/99          12/31/98
                                             (Unaudited)
                                             ------------------------------
Changes from operations:
 Net investment income                       $  3,518,662     $  5,350,196
---------------------------------------------------------------------------
 Net realized gain on investments                     806            2,902
---------------------------------------------------------------------------
Net increase in net assets
resulting from operations                       3,519,468        5,353,098
---------------------------------------------------------------------------

Distributions to shareholders from:
 Net investment income                         (3,519,468)      (5,353,098)
---------------------------------------------------------------------------
  Total distributions to shareholders          (3,519,468)      (5,353,098)
---------------------------------------------------------------------------
Net increase in net assets
resulting from capital share transactions      30,466,051       47,835,173
---------------------------------------------------------------------------

 Total increase in net assets                  30,466,051       47,835,173
---------------------------------------------------------------------------

Net Assets, at beginning of period            137,061,805       89,226,632
---------------------------------------------------------------------------
Net Assets, at end of period                 $167,527,856     $137,061,805
---------------------------------------------------------------------------

See accompanying notes to financial statements.

                              Money Market Fund  3

Lincoln National Money Market Fund, Inc.

Financial Highlights

(Selected data for each capital share outstanding throughout each period)

                                            Six months
                                            ended
                                            6/30/99      Year ended December 31,
                                            (Unaudited)  1998       1997      1996      1995      1994
                                            --------------------------------------------------------------
Net asset value, beginning of period        $ 10.000     $ 10.000   $10.000   $10.000   $10.000   $10.000

Income from investment operations:
   Net investment income                       0.220        0.497     0.501     0.505     0.570     0.381
                                            --------------------------------------------------------------
   Total from investment operations            0.220        0.497     0.501     0.505     0.570     0.381
                                            --------------------------------------------------------------

Less dividends and distributions:
   Dividends from net investment income       (0.220)      (0.497)   (0.501)   (0.505)   (0.570)   (0.381)
                                            --------------------------------------------------------------
Total dividends and distributions             (0.220)      (0.497)   (0.501)   (0.505)   (0.570)   (0.381)
                                            --------------------------------------------------------------
Net asset value, end of period              $ 10.000      $10.000   $10.000   $10.000   $10.000   $10.000
                                            --------------------------------------------------------------

Total Return(1)                                 2.22%        5.10%     5.13%     5.07%     5.67%     3.82%

Ratios and supplemental data:
   Ratio of expenses to average net assets      0.56%(2)     0.58%     0.59%     0.57%     0.52%     0.52%
   Ratio of net investment income
       to average net assets                    4.47%(2)     4.97%     5.01%     5.07%     5.67%     3.82%
   Net assets, end of period (000 omitted)  $167,528     $137,062   $89,227   $90,358   $75,319   $77,177

(1) Total return percentages in this table are calculated on the basis prescribed by the Securities and Exchange Commission. These percentages are based on the underlying mutual fund shares. The total return percentages in the table are NOT calculated on the same basis as the performance percentages in the letter at the front of this booklet (those percentages are based upon the change in unit value).

(2) Annualized

See accompanying notes to financial statements.

                              Money Market Fund  4

Lincoln National Money Market Fund, Inc.

Notes to Financial Statements - Unaudited

June 30, 1999

The Fund: Lincoln National Money Market Fund, Inc. (the "Fund") is registered as an open-end, diversified management company under the Investment Company Act of 1940, as amended. The Fund's shares are sold only to The Lincoln National Life Insurance Company and Lincoln Life & Annuity Company of New York (the "Companies") for allocation to their variable annuity products and variable universal life products.

The Fund's investment objective is to maximize current income consistent with the preservation of capital. The Fund invests in short-term obligations issued by U.S. corporations, the U.S. Government, and federally chartered banks and U.S. branches of foreign banks.

1. Significant Accounting Policies

Investment Valuation: Portfolio securities are stated at amortized cost, which approximates market value.

Investment Transactions and Investment Income: Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis and includes amortization of any premium and discount. Realized gains or losses from investment transactions are reported on an identified cost basis.

Use of Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Expenses: The custodian bank of the Fund has agreed to waive its custodial fees when the Fund maintains a prescribed amount of cash on deposit in certain non-interest bearing accounts. For the six months ended June 30, 1999, the custodial fees offset arrangements amounted to $3,422.

Taxes: The Fund has complied with the special provisions of the Internal Revenue Code for regulated investment companies. As such, the Fund is not subject to U.S. federal income taxes to the extent that it distributes all of its taxable income for its fiscal year.

2. Management Fees and Other Transactions With Affiliates

Lincoln Investment Management Company (the "Advisor") and its affiliates manage the Fund's investment portfolios and maintain its accounts and records. For these services, the Advisor receives a management fee at an annual rate of .48% of the first $200,000,000 of the average daily net assets of the Fund, .40% of the next $200,000,000, and .30% of the average daily net assets of the Fund in excess of $400,000,000.

Delaware Service Company ("Delaware"), an affiliate of the Advisor, provides accounting services and other administration support to the Fund. For these services, the Fund pays Delaware a monthly fee based on average net assets, subject to certain minimums.

If the aggregate annual expenses of the Fund, including the management fee, but excluding taxes, interest, brokerage commissions relating to the purchase or sale of portfolio securities and extraordinary non-recurring expenses, exceed 1.50% of the average daily net assets of the Fund, the Advisor will reimburse the Fund in the amount of such excess. No reimbursement was due for the six months ended June 30, 1999.

Certain officers and directors of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The compensation of unaffiliated directors of the Fund is borne by the Fund.

3. Investments

The cost of investments for federal income tax purposes approximates cost for book purposes.

4. Credit and Market Risks

The Fund had investments in securities issued by banks, including foreign banks, foreign branches of domestic banks, and other financial institutions representing 66.8% of net assets at June 30, 1999. The ability of these entities to meet their obligations may be affected by economic conditions related to the industry.

                              Money Market Fund  5

5. Summary of Changes From Capital Share Transactions

                                                       Shares Issued Upon                                Net Increase
                             Capital                   Reinvestment of         Capital Shares            Resulting From Capital
                             Shares Sold               Dividends               Redeemed                  Share Transactions
                             Shares         Amount     Shares     Amount       Shares       Amount       Shares        Amount
                             ---------------------------------------------------------------------------------------------------
Six months ended
  June 30, 1999 (unaudited): 18,982,057  $189,820,568  351,947  $3,519,468  (16,287,398) $(162,873,985)  3,046,606   $30,466,051
Year ended
  December 31, 1998:         11,286,351   112,863,514  535,310   5,353,098   (7,038,144)   (70,381,439)  4,783,517    47,835,173

6. Distributions to Shareholders

The Fund declares and distributes dividends on net investment income daily. Distributions of net realized gains, if any, are declared and distributed annually.


                              Money Market Fund  6